UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number  811-05870
                                    811-10171

Name of Fund:  BlackRock Senior Floating Rate Fund, Inc.
               Master Senior Floating Rate Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Senior Floating Rate Fund, Inc. and Master Senior Floating Rate Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/07

Date of reporting period: 09/01/06 - 02/28/07

Item 1 - Report to Stockholders



ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock
Senior Floating Rate Fund, Inc.


SEMI-ANNUAL REPORT
FEBRUARY 28, 2007    (UNAUDITED)



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


BlackRock Senior Floating Rate Fund, Inc. seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use only to the shareholders of BlackRock Senior Floating Rate Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Senior Floating Rate Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!



BlackRock Senior Floating Rate Fund, Inc.


Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Jean Margo Reid, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
PFPC Inc.
Wilmington, DE 19809


Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock Senior Floating Rate Fund, Inc. and Trustee of Master Senior Floating Rate Trust. The Fund's and Trust's Board of Directors and Trustees wish Mr. Zinbarg well in his retirement.


Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund/Trust. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund/Trust. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Examinations, with the U.S. Securities and Exchange Commission.



Announcement of Annual Stockholders Meeting


The Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed and will be held in September 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by May 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for the Fund's 2007 annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by July 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



A Letter to Shareholders


Dear Shareholder

The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. At the end of February, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, geopolitical concerns related to Iran's nuclear program and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally good global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed early in 2007 as the economic data strengthened. Prices improved (and yields fell) again in February as equities struggled. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.68% on February 28, 2007, while the one-month Treasury offered the highest yield on the curve at 5.24%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now, but acknowledge that the combination of a mild economic slowdown and moderating inflation could prompt an interest rate cut later in 2007.

Notwithstanding the volatility along the way, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended February 28, 2007:


Total Returns as of February 28, 2007                                         6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    + 8.93%        +11.97%
Small cap U.S. equities (Russell 2000 Index)                                   +10.76         + 9.87
International equities (MSCI Europe, Australasia, Far East Index)              +12.17         +21.07
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 3.66         + 5.54
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 2.89         + 4.96
High yield bonds (Credit Suisse High Yield Index)                              + 8.62         +12.36


If the recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director/Trustee



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



A Discussion With Your Fund's Portfolio Managers


We maintain a constructive view of the leveraged loan market, which has been supported by low default rates and strong investor demand.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2007, the Common Stock of BlackRock Senior Floating Rate Fund, Inc. had a net annualized yield of 6.77%, based on a period-end per share net asset value of $8.96 and $0.301 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +3.89%, based on a change in per share net asset value from $8.92 to $8.96, and assuming reinvestment of all distributions. The Fund's benchmark, the Credit Suisse Leveraged Loan Index, returned +4.19% for the period.

Despite some volatility late in the reporting period, the non-investment grade markets continued to post strong results. The leveraged loan market posted positive returns in each of the past six months. The market has been aided by the continuation of historically low default rates and strong inflows into the asset class, both of which have helped to support the prices of the underlying issues.

Support for the leveraged loan market also came from soaring investor demand, which pushed spreads to new lows. The primary driver of this demand is collateralized loan obligations (CLOs), which now account for approximately two-thirds of the leveraged loan market. The cost of funding for these CLOs has dropped dramatically over the past few years, enabling the structured finance vehicles to absorb bank loans at increasingly tighter spreads and still achieve their targeted equity returns. The fact that default rates are at historic lows also has assisted this trend. To supply the CLO juggernaut, the demand for bank loans has been so voracious that we've actually seen bond deals migrate to the loan market, a reversal of historic flows that typically saw deals move from loans into bonds. This trend has marginally curtailed the supply of high yield bonds, keeping spreads there tighter than they otherwise would be.


What factors most influenced performance?

The Fund's underperformance of its benchmark for the period resulted from having to raise cash in order to fund portfolio redemptions. During the six-month period, total portfolio assets declined from $601.8 million to $555.0 million.


What changes were made to the portfolio during the period?

During the period, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and its affiliates, including Fund Asset Management, L.P. with BlackRock, Inc. to form a new independent company. While this resulted in some additions to the portfolio management team, there was no change to the overall investment philosophy or focus of the Fund.

Prior to the firms' combination, the Fund was conservatively positioned and held some concentrated issues. The management team began using the new-issue market to improve portfolio composition, reduce average position size, better diversify the Fund and make the Fund more representative of the senior loan market in general.


How would you characterize the Fund's position at the close of the period?

While volatility picked up at the end of the period, resulting in an investor flight to quality, fundamental and technical valuations remained favorable for the leveraged loan and high yield markets. Even with the noise at the end of the reporting period, the leveraged loan market posted a return of +.74% in February, while the high yield market posted a return of better than +1%. This marked the seventh month out of eight in which the Credit Suisse High Yield Index posted monthly returns in excess of 1% and the eighth consecutive month that the Credit Suisse Leveraged Loan Index posted returns of at least +.50%.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Market fundamentals remain very strong, with default rates near historical lows and a new-issue calendar that is just beginning to satisfy the non-investment grade investor. As a result, we remain positioned with an overweight to lower-tier credits (particularly B-rated issues), as we expect these segments of the market to post the strongest returns.

By and large, borrowers continue to have access to strong liquidity, another force keeping default rates low. Moreover, earnings are expected to grow strongly over the near-term. In our view, with such conditions in place for the bank loan market, investors appear encouraged and ready to support new deals and further spread tightening in the sector.


Kevin Booth
Portfolio Manager


Mark Williams
Portfolio Manager


April 3, 2007



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2006 and held through February 28, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value    September 1, 2006
                                                             September 1,       February 28,     to February 28,
                                                                 2006               2007               2007
Actual

BlackRock Senior Floating Rate Fund, Inc.                       $1,000           $1,038.90            $7.33

Hypothetical (5% annual return before expenses)**

BlackRock Senior Floating Rate Fund, Inc.                       $1,000           $1,017.61            $7.25

 * Expenses are equal to the annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table reflects the expenses of both the feeder fund and the master trust in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007


Statement of Assets and Liabilities                                                     BlackRock Senior Floating Rate Fund, Inc.
As of February 28, 2007 (Unaudited)
Assets

       Investment in Master Senior Floating Rate Trust (the "Trust"), at value
       (identified cost--$566,595,438)                                                                            $   557,676,156
       Prepaid expenses                                                                                                   224,430
                                                                                                                  ---------------
       Total assets                                                                                                   557,900,586
                                                                                                                  ---------------

Liabilities

       Payables:
           Dividends to shareholders                                                           $     2,643,953
           Administrator                                                                               105,592
           Other affiliates                                                                             98,700          2,848,245
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              93,221
                                                                                                                  ---------------
       Total liabilities                                                                                                2,941,466
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   554,959,120
                                                                                                                  ===============

Net Assets Consist of

       Common Stock, par value $.10 per share; 1,000,000,000 shares authorized                                    $     6,193,939
       Paid-in capital in excess of par                                                                               911,572,572
       Undistributed investment income--net                                                    $       258,649
       Accumulated realized capital losses allocated from the Trust--net                         (354,146,758)
       Unrealized depreciation allocated from the Trust--net                                       (8,919,282)
                                                                                               ---------------
       Total accumulated losses--net                                                                                (362,807,391)
                                                                                                                  ---------------
       Net Assets--Equivalent to $8.96 per share based on 61,939,389 shares of capital
       stock outstanding                                                                                          $   554,959,120
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007


Statement of Operations                                                                 BlackRock Senior Floating Rate Fund, Inc.

For the Six Months Ended February 28, 2007 (Unaudited)
Investment Income

       Net investment income allocated from the Trust:
           Interest                                                                                               $    22,788,337
           Facility and other fees                                                                                        276,111
           Expenses                                                                                                   (2,932,485)
                                                                                                                  ---------------
       Total income                                                                                                    20,131,963
                                                                                                                  ---------------

Expenses

       Administration fees                                                                     $       698,198
       Transfer agent fees                                                                             214,913
       Tender offer fees                                                                               117,099
       Printing and shareholder reports                                                                 40,106
       Professional fees                                                                                25,506
       Registration fees                                                                                13,107
       Other                                                                                             6,339
                                                                                               ---------------
       Total expenses                                                                                                   1,115,268
                                                                                                                  ---------------
       Investment income--net                                                                                          19,016,695
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

       Realized loss on investments--net                                                                             (22,674,876)
       Change in unrealized depreciation on investments and unfunded corporate loans--net                              25,027,197
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                          2,352,321
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    21,369,016
                                                                                                                  ===============

       See Notes to Financial Statements.




Statements of Changes in Net Assets                                                     BlackRock Senior Floating Rate Fund, Inc.

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                              February 28, 2007     August 31,
Increase (Decrease) in Net Assets:                                                               (Unaudited)           2006
Operations

       Investment income--net                                                                  $    19,016,695    $    36,533,747
       Realized loss--net                                                                         (22,674,876)        (2,414,857)
       Change in unrealized depreciation--net                                                       25,027,197        (3,662,991)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         21,369,016         30,455,899
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net                                                                     (18,995,138)       (36,533,735)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (18,995,138)       (36,533,735)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (49,221,514)       (68,818,345)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (46,847,636)       (74,896,181)
       Beginning of period                                                                         601,806,756        676,702,937
                                                                                               ---------------    ---------------
       End of period*                                                                          $   554,959,120    $   601,806,756
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       258,649    $       237,092
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007


Financial Highlights                                                                    BlackRock Senior Floating Rate Fund, Inc.

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information           February 28, 2007                    For the Year Ended August 31,
provided in the financial statements.           (Unaudited)       2006          2005           2004       2003+++         2002
Per Share Operating Performance

Net asset value, beginning of period            $      8.92   $      9.01   $      8.91   $      8.40   $      8.05   $      8.82
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net                                .30**         .52**         .37**         .30**           .38           .43
Realized and unrealized gain (loss)--net                .04         (.08)           .10           .51           .36         (.77)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .34           .44           .47           .81           .74         (.34)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net            (.30)         (.53)         (.37)         (.30)         (.39)         (.43)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $      8.96   $      8.92   $      9.01   $      8.91   $      8.40   $      8.05
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share              3.89%++++++         4.97%         5.38%         9.73%         9.61%       (4.09%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets++

Expenses, excluding interest expense               1.45%***         1.43%         1.41%         1.44%         1.45%         1.41%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Expenses                                           1.45%***         1.43%         1.41%         1.44%         1.46%         1.41%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                             6.81%***         5.84%         4.11%         3.41%         4.81%         5.07%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Leverage

Average amount of borrowings during
the period (in thousands)                                --            --            --            --   $ 8,138++++   $     3,374
                                                ===========   ===========   ===========   ===========   ===========   ===========
Average amount of borrowings outstanding
per share during the period                              --            --            --            --   $   .07++++   $       .02
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $   554,959   $   601,807   $   676,703   $   756,795   $   798,320   $ 1,063,983
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                              18.14%+++++   54.38%+++++   52.92%+++++   76.45%+++++   56.56%+++++        89.46%
                                                ===========   ===========   ===========   ===========   ===========   ===========

         * Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the Fund's shares exists.

        ** Based on average shares outstanding.

       *** Annualized.

        ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

      ++++ Reflects the average amount of borrowings of the Fund prior to the Fund's conversion from a stand-alone investment company to a "feeder" fund on February 10, 2003.

    ++++++ Aggregate total investment return.

       +++ On February 10, 2003, the Fund converted from a stand-alone investment company to a "feeder"
           fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments are made at the Trust level.
           This structure is sometimes called a "master/feeder" structure.

     +++++ Portfolio turnover of the Trust.

           See Notes to Financial Statements.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Notes to Financial Statements (Unaudited)
                                      BlackRock Senior Floating Rate Fund, Inc.


1. Significant Accounting Policies:
BlackRock Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a continuously offered, non-diversified, closed-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Senior Floating Rate Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at February 28, 2007 was 68.2%. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(b) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the net asset value calculation in the first required financial statement reporting period for the fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Notes to Financial Statements (concluded)
                                      BlackRock Senior Floating Rate Fund, Inc.


2. Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

The new Investment Advisory Agreement between the Trust and BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Trust's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Fund has entered into an Administration Agreement with the Manager. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Prior to September 29, 2006, FAM acted as the Fund's administrator and was compensated at the same fee rate.

For the six months ended February 28, 2007, FAMD earned early withdrawal charges of $124,875 relating to the tender of the Fund's shares.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, PSI, FAMD, FDS, MLIM, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Six
Months Ended                                                     Dollar
February 28, 2007                             Shares             Amount

Shares sold                                1,169,205    $    10,423,113
Shares issued to shareholders in
   reinvestment of dividends               1,112,793          9,918,316
                                     ---------------    ---------------
Total issued                               2,281,998         20,341,429
Shares tendered                          (7,810,952)       (69,562,943)
                                     ---------------    ---------------
Net decrease                             (5,528,954)    $  (49,221,514)
                                     ===============    ===============



For the Year Ended                                               Dollar
August 31, 2006                               Shares             Amount

Shares sold                                3,288,136    $    29,489,218
Shares issued to shareholders in
   reinvestment of dividends               1,965,892         17,640,346
                                     ---------------    ---------------
Total issued                               5,254,028         47,129,564
Shares tendered                         (12,906,388)      (115,947,909)
                                     ---------------    ---------------
Net decrease                             (7,652,360)    $  (68,818,345)
                                     ===============    ===============


4. Capital Loss Carryforward:
On August 31, 2006, the Fund had a capital loss carry-forward of $329,049,740, of which $3,365,959 expires in 2007, $28,290,011 expires in 2008, $64,746,799 expires in 2009, $87,904,309 expires in 2010, $53,409,203 expires in 2011,
$34,221,818 expires in 2012, $56,166,095 expires in 2013 and $945,546 expires in 2014.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Portfolio Information                         Master Senior Floating Rate Trust


As of February 28, 2007


                                               Percent of
Ten Largest Holdings                           Net Assets

Intelsat Corp.                                     2.1%
Cebridge Connections*                              2.0
Wellman, Inc.*                                     2.0
Charter Communications, Inc.                       1.8
Simmons Co.                                        1.8
Telcordia Technologies, Inc.                       1.5
Venetian Casino Resort Holdings*                   1.5
Insight Midwest Holdings LLC                       1.5
Paxson Communications Corp.                        1.5
Metro-Goldwyn-Mayer Studios, Inc.                  1.5

 * Includes combined holdings and/or affiliates, where applicable.



                                               Percent of
Five Largest Industries                        Net Assets

Cable--U.S.                                        8.7%
Chemicals                                          8.3
Information Technology                             5.9
Food & Tobacco                                     5.2
Diversified Media                                  4.6

   For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

BB/Ba                                             29.8%
B/B                                               49.8
CCC/Caa                                            1.2
NR (Not Rated)                                     5.6
Other*                                            13.6

 * Includes portfolio holdings in common stocks, warrants and short-term investments.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Schedule of Investments as of February 28, 2007 (Unaudited)
                                              Master Senior Floating Rate Trust


         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Aerospace & Defense--1.9%

                K&F Industries, Inc.:
  $ 2,977,057       Term Loan 7.32% due 11/18/2012               $    2,991,013
    1,781,252       Term Loan C, 7.32% due 11/18/2013                 1,789,602
    3,612,932   Standard Aero Holdings Term Loan,
                  7.57% - 7.61% due 8/24/2012                         3,628,739
                Vought Aircraft Industries, Inc.:
    6,181,412       Term Loan, 8% due 12/22/2011                      6,220,046
    1,200,000       Tranche B Line of Credit Deposit,
                    7.822% due 12/22/2010                             1,209,500
                                                                 --------------
                                                                     15,838,900

Airlines--0.5%

    1,250,000   Delta Air Lines Term Loan B, 10.098%
                  due 3/16/2008                                       1,255,729
    3,000,000   United Air Lines, Inc. Term Loan B, 7.375%
                  due 1/30/2014                                       3,012,189
                                                                 --------------
                                                                      4,267,918

Automotive--3.2%

    2,750,000   Keystone Automotive Operations Inc. Term
                  Loan, 8.82% due 1/15/2012                           2,770,625
                Metaldyne Corp.:
      288,462       Letter of Credit, 8.92% - 9.125%
                    due 1/15/2012                                       291,586
    2,091,346       Term Loan, 9.125% due 1/15/2014                   2,114,002
                Navistar International Transportation Corp.:
    1,600,000       Revolving Credit, 5.22% - 8.61%
                    due 6/30/2012                                     1,626,400
    4,400,000       Term Loan, 8.61% due 6/30/2012                    4,472,600
    3,000,000   OshKosh Truck Corp. Term Loan B, 7.35%
                  due 11/30/2013                                      3,023,571
                TRW Automotive, Inc.:
    4,165,000       Tranche B Term Loan, 6.938%
                    due 6/30/2012                                     4,165,000
    3,430,000       Tranche E Term Loan, 6.875%
                    due 11/02/2010                                    3,435,001
                Tenneco Automotive, Inc.:
    2,721,197       Term Loan B, 7.31% - 7.322%
                    due 12/12/2010                                    2,730,721
    1,186,440       Tranche B-1 Credit Linked Deposit,
                    7.322% due 12/12/2010                             1,190,593
                                                                 --------------
                                                                     25,820,099

Broadcasting--3.0%

    2,500,000   EMMIS Communications Term Loan B, 7.32%
                  due 10/31/2013                                      2,517,707
      650,000   Multicultural Radio Broadcasting Inc. Term
                  Loan, 8.098% due 12/15/2012                           651,625
    1,250,000   NEP Supershooters, LP Term Loan B, 7.595%
                  due 2/13/2014                                       1,262,110
                NextMedia Group, Inc.:
    1,482,412       Delay Draw Term Loan, 7.32%
                    due 11/15/2012                                    1,478,706
    3,250,000       Second Lien Term Loan, 9.82%
                    due 11/15/2013                                    3,266,250
    3,335,427       Term Loan, 7.32% due 11/15/2012                   3,327,088
   11,750,000   Paxson Communications Corp. First Lien Term
                  Loan, 8.61% due 1/15/2012                          12,014,375
                                                                 --------------
                                                                     24,517,861



         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Cable--U.S.--8.7%

                Cebridge Connections:
  $ 9,310,344       First Lien Term Loan, 7.61%
                    due 11/05/2013                               $    9,399,081
    7,000,000       Term Loan B, 9.86% due 5/04/2014                  7,170,625
   15,000,000   Charter Communications, Inc. Term Loan,
                  7.985% due 4/28/2013                               15,096,570
    6,285,474   DIRECTV Holdings, Inc. Tranche B Term Loan,
                  6.82% due 4/13/2013                                 6,305,833
   12,000,000   Insight Midwest Holdings LLC Term Loan,
                  7.61% due 4/03/2014                                12,111,000
   16,703,137   Intelsat Corp. Term Loan B, 7.872%
                  due 1/03/2014                                      16,858,477
    4,718,750   MCC Iowa LLC Tranche A Term Loan,
                  7.37% due 3/31/2010                                 4,677,461
                                                                 --------------
                                                                     71,619,047

Chemicals--8.3%

    9,554,500   CII Carbon Term Loan B, 7.375% due 8/23/2012          9,602,272
    3,734,802   Celanese Holdings LLC Term Loan B, 7.114%
                  due 4/06/2011                                       3,760,737
   10,000,000   Cognis Deutschland Second Lien Term Loan B,
                  10.138% due 11/15/2013                             10,166,070
    2,000,000   Columbian Chemicals Co. Term Loan B, 7.114%
                  due 3/16/2013                                       2,007,500
    8,866,846   Huntsman ICI Holdings Term Loan B, 7.07%
                  due 8/16/2012                                       8,915,613
                Invista:
    2,459,114       Term Loan, 6.875% due 4/29/2011                   2,468,335
    5,296,144       Term Loan B-1, 6.875% due 4/29/2011               5,316,005
    3,836,070   Nalco Co. Tranche B Term Loan, 7.10% - 9%
                  due 11/04/2010                                      3,860,732
    1,980,000   Polymer Group, Inc. Term Loan B, 7.613%
                  due 11/22/2012                                      1,992,375
    3,920,000   Rockwood Specialties Group, Inc. Tranche E Term
                  Loan, 7.36% due 12/10/2012                          3,950,870
                Wellman, Inc.:
    7,500,000       First Lien Term Loan, 9.36% due 2/10/2009         7,515,623
   10,000,000       Second Lien Term Loan, 12.11%
                    due 2/10/2010                                     8,620,000
                                                                 --------------
                                                                     68,176,132

Consumer--Durables--1.8%

   14,503,664   Simmons Co. Tranche D Term Loan,
                  7.375% - 7.438% due 12/19/2011                     14,588,263

Consumer--Non-Durables--1.3%

    1,825,549   American Achievement Corp. Term Loan B,
                  7.57% - 9.50% due 3/22/2011                         1,835,438
    2,268,000   Camelbak Products LLC  First Lien Term Loan,
                  9.41% due 8/04/2011                                 2,237,761
    1,985,000   Easton-Bell Sports, Inc. Term Loan B,
                  7.07% - 7.10% due 3/27/2012                         1,991,616
      350,000   Gold Toe Investment Corp. Second Lien Term
                  Loan, 11.36% due 4/30/2014                            355,687
    4,117,816   Josten's, Inc. Term Loan B, 7.372%
                  due 10/04/2011                                      4,132,616
                                                                 --------------
                                                                     10,553,118



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Schedule of Investments (continued)
                                              Master Senior Floating Rate Trust


         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Diversified Media--4.6%

  $ 2,482,417   Dex Media West, Inc. Term Loan B,
                  6.85% - 6.87% due 3/09/2010                    $    2,483,264
    2,339,634   Dex Media West LLC Term Loan B,
                  6.85% - 6.86% due 3/09/2010                         2,343,143
    7,000,000   Idearc Inc. Term Loan, 7.32% due 11/15/2014           7,056,875
    2,970,000   Merrill Corp. Term Loan, 7.57% - 7.614%
                  due 5/15/2011                                       2,981,137
   11,880,150   Metro-Goldwyn-Mayer Studios, Inc. Term Loan B,
                  8.614% due 4/30/2011                               11,977,603
    6,982,500   Nielsen Finance LLC Term Loan B, 7.61%
                  due 8/09/2013                                       7,045,412
                Penton Media Term Loan:
      500,000       7.60% - 7.625% due 2/15/2013                        504,584
    1,000,000       10.345% due 2/15/2014                             1,018,125
    2,091,122   RH Donnelley, Inc. Tranche D-2 Term Loan,
                  6.85% - 6.87% due 6/30/2011                         2,091,833
                                                                 --------------
                                                                     37,501,976

Energy--Exploration & Production--1.3%

                Carrizo Oil & Gas, Inc. Second Lien Term Loan:
      375,000       10.114% due 7/21/2010                               380,625
    1,477,500       11.364% due 7/21/2010                             1,499,662
      750,000   Energy Transfer Equity LP Term Loan B, 7.095%
                  due 11/01/2012                                        756,562
    6,467,305   Helix Energy Solutions Term Loan,
                  7.32% - 7.36% due 7/01/2013                         6,499,642
    1,240,625   MEG Energy Corp. Term Loan, 7.375%
                  due 4/03/2013                                       1,248,572
                                                                 --------------
                                                                     10,385,063

Energy--Other--1.9%

    4,950,278   EPCO, Inc. Term Loan C, 7.36% due 8/18/2010           5,005,082
    2,970,000   Key Energy Services, Inc. Term Loan B,
                  7.86% - 7.864% due 6/30/2012                        2,988,562
    7,000,000   Scorpion Drilling Ltd. Second Lien Term Loan,
                  13.61% due 5/05/2015                                7,210,000
                                                                 --------------
                                                                     15,203,644

Financial--2.1%

    1,000,000   Harbinger Capital Partners Term Loan B, 7.57%
                  due 2/28/2014                                       1,010,000
    9,000,000   JG Wentworth Manufacturing Term Loan,
                  8.864% due 4/12/2011                                9,090,000
      150,000   Kyle Acquisition Term Loan B, 8.875%
                  due 7/20/2009                                         151,969
    6,947,500   LPL Holdings, Inc. Term Loan C, 8.114%
                  due 8/28/2013                                       7,038,686
                                                                 --------------
                                                                     17,290,655

Food & Drug--0.3%

    2,277,000   The Pantry, Inc. Term Loan B, 7.07%
                  due 1/02/2012                                       2,284,116

Food & Tobacco--5.2%

    2,917,485   American Seafood Group LLC Delay Draw Term
                  Loan, 7.114% due 9/30/2012                          2,913,838
                Aramark Corp.:
      263,366       Letter of Credit, 7.445% due 1/30/2014              265,967
    3,736,634       Term Loan, 7.445% due 1/30/2014                   3,773,533
      250,000   Arby's Restaurant Group Term Loan B,
                  7.57% - 7.614% due 7/31/2012                          252,187
    2,764,573   Commonwealth Brands Term Loan, 7.625%
                  due 12/22/2012                                      2,774,941



         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Food & Tobacco (concluded)

  $ 4,344,732   Del Monte Term Loan B, 6.82% - 6.86%
                  due 2/08/2012                                  $    4,352,492
                Dole Food Co., Inc.:
    2,079,488       Term Loan B, 7.438% - 9.25%
                    due 4/12/2013                                     2,080,528
      348,592       Term Loan C, 7.438% due 3/31/2013                   348,766
    6,599,612       Term Loan C, 7.438% - 9.25%
                    due 4/12/2013                                     6,602,912
    1,024,225       Tranche B, 5.23% due 4/12/2013                    1,024,737
    2,458,708   Domino's, Inc. Term Loan, 6.875%
                  due 6/25/2010                                       2,462,806
      748,120   Eight O'Clock Coffee Second Lien Term Loan,
                  8.125% due 7/21/2012                                  748,120
    2,119,714   Merisant Co. Term Loan B, 8.61% due 1/11/2010         2,119,714
      997,500   OSI Food Co. Term Loan B, 7.364%
                  due 9/02/2011                                         998,123
      495,671   Pierre Foods, Inc. Term Loan B, 7.61%
                  due 6/30/2010                                         498,149
                QCE LLC:
    1,990,000       First Lien Term Loan, 7.31% due 5/05/2013         1,998,000
    8,500,000       Second Lien Term Loan, 11.114% - 11.117%
                    due 11/05/2013                                    8,534,238
    1,000,000   Sturm Foods Inc. Term Loan, 7.875%
                  due 1/30/2014                                       1,005,938
                                                                 --------------
                                                                     42,754,989

Gaming--4.4%

    1,550,000   Edge-Star Partners LLC First Lien Term Loan,
                    9.36% due 11/18/2007                              1,550,000
                Green Valley Ranch Gaming LLC Term Loan:
      481,818       7.36% due 1/29/2012                                 487,038
      500,000       8.61% due 1/29/2012                                 508,000
    2,947,389   MotorCity Casino Term Loan B, 7.35% - 7.364%
                  due 7/21/2012                                       2,967,652
    1,438,914   Penn National Gaming, Inc. Term Loan B,
                  7.12% - 7.15% due 9/01/2007                         1,448,799
    5,000,000   Pinnacle Entertainment Term Loan, 7.32%
                  due 12/15/2011                                      5,023,750
    1,500,000   Tropicana Opco Term Loan B, 7.86%
                  due 12/15/2011                                      1,515,834
    2,462,500   Trump Entertainment Resorts Holdings LP Term
                  Loan B-1, 7.87% - 9.75% due 5/01/2012               2,480,969
                Venetian Casino Resort LLC:
    3,982,906       Delay Draw Term Loan B, 7.12%
                    due 6/15/2011                                     4,011,631
    8,442,094       Term Loan, 7.12% due 6/15/2011                    8,502,978
    7,500,000   Venetian Macau U.S. Finance Co. LLC Term
                  Loan B, 8.12% due 5/25/2013                         7,575,938
                                                                 --------------
                                                                     36,072,589

Health Care--3.5%

    1,955,000   Community Health Systems, Inc. Term Loan,
                  7.12% due 8/19/2011                                 1,964,470
    4,000,000   DaVita, Inc. Term Loan, 6.82% - 6.86%
                  due 7/30/2012                                       4,021,000
      669,026   Duloxetine Royalty First Lien Term Loan, 9.86%
                  due 10/18/2013                                        669,026
    1,000,000   HCA Inc. Term Loan A, 7.614% due 11/17/2012           1,011,417
    2,000,000   Health Management Associates, Inc. Term Loan B,
                  7.07% due 1/15/2014                                 2,014,376
      871,839   Kinetic Concepts, Inc. Term Loan B, 7.12%
                  due 8/11/2010                                         875,653
    7,301,032   LifePoint Hospitals, Inc. Term Loan B, 6.985%
                  due 4/15/2012                                       7,292,819



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Schedule of Investments (continued)
                                              Master Senior Floating Rate Trust


         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Health Care (concluded)

  $   748,125   Sterigenics International, Inc. Term Loan B,
                  7.86% due 11/30/2013                           $      749,528
    9,811,432   Vanguard Health Systems Term Loan B, 7.614%
                  due 9/23/2011                                       9,889,109
                                                                 --------------
                                                                     28,487,398

Housing--3.9%

    1,000,000   Beacon Sales Co. Term Loan B, 7.32%
                  due 10/31/2013                                      1,005,000
    9,302,629   Capital Automotive Term Loan B, 7.07%
                  due 12/16/2010                                      9,386,353
    2,402,679   Goodman Global Holdings Term Loan, 7.125%
                  due 12/23/2011                                      2,406,684
    2,768,555   Headwaters, Inc. First Lien Term Loan, 7.32%
                  due 4/30/2011                                       2,773,746
    4,725,192   Lake at Las Vegas Joint Venture First Lien Term
                  Loan, 10% due 11/01/2009                            4,753,038
      500,000   LandSource Communities Development LLC Term
                  Loan, 8.07% due 2/28/2013                             505,500
    2,977,500   Mattamy Group Term Loan, 7.625%
                  due 4/11/2013                                       2,990,527
    4,875,000   Nortek, Inc. Term Loan, 7.35% due 8/27/2011           4,899,375
    2,997,500   Ply Gem Industries, Inc. First Lien Term Loan,
                  8.32% - 11.12% due 10/31/2011                       3,031,222
                                                                 --------------
                                                                     31,751,445

Information Technology--5.9%

   11,540,598   Activant Solutions Term Loan, 7.375%
                  due 5/02/2013                                      11,547,811
    1,000,000   ClientLogic Holding Corp. Term Loan B,
                  7.82% - 7.86% due 1/30/2014                         1,005,417
                Dealer Comp Services:
    6,982,500       First Lien Term Loan, 7.845%
                    due 10/31/2012                                    7,047,340
    4,000,000       Second Lien Term Loan,10.845%
                    due 10/31/2013                                    4,113,752
    1,000,000   Intergraph Corp. Term Loan,11.36%
                  due 11/15/2014                                      1,006,875
    1,993,750   Marvell Technology Group Term Loan B, 7.35%
                  due 11/15/2009                                      2,003,719
        2,513   Nuance Communications, Inc. Term Loan B,
                  7.32% - 7.35% due 12/29/2013                            2,516
      798,747   RedPrairie Corp. Term Loan, 8.375%
                  due 7/31/2012                                         798,747
    2,985,000   Stratus Technologies, Inc. First Lien Term Loan,
                  8.367% - 8.372% due 3/29/2011                       2,970,075
    3,940,000   SunGard Data Systems, Inc. Term Loan B, 7.36%
                  due 2/11/2013                                       3,977,245
   12,768,386   Telcordia Technologies, Inc. Term Loan, 8.12%
                  due 9/15/2012                                      12,612,778
    1,000,000   Verifone, Inc. Term Loan B, 7.10% - 7.11%
                  due 2/28/2013                                       1,002,500
                                                                 --------------
                                                                     48,088,775

Leisure--0.6%

      500,000   Kerasotes Showplace Theatres, LLC Term Loan B,
                  7.57% due 11/01/2011                                  500,000
    2,500,000   National Cinemedia LLC Term Loan B, 7.09%
                  due 2/28/2015                                       2,518,750
    2,075,142   True Temper Sports, Inc. Term Loan B,
                  8.61% - 8.67% due 3/15/2011                         2,075,142
                                                                 --------------
                                                                      5,093,892



         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Manufacturing--2.9%

  $ 1,000,000   Brand Energy Term Loan B, 7.625%
                  due 2/15/2014                                  $    1,005,833
                Channel Master Holdings, Inc. (d)(e):
      128,199       Revolving Credit, 8.313% due 11/15/2004                   0
    1,013,568       Term Loan, 9% due 11/15/2004                              0
    3,262,493   GenTek, Inc. First Lien Term Loan,
                  7.32% - 7.36% due 2/28/2011                         3,263,514
    1,000,000   Harrington Holdings, Inc. Term Loan, 7.82%
                  due 1/15/2014                                       1,007,500
    1,339,494   John Maneely Co. Term Loan,
                  8.595% - 8.622% due 12/15/2013                      1,354,285
                JohnsonDiversey, Inc. Delay Draw Term Loan:
      508,666       7.86% due 12/16/2010                                512,799
      668,214       7.86% due 12/15/2011                                674,060
    9,048,421   Mueller Group LLC Term Loan B,
                  7.36% - 7.375% due 10/03/2012                       9,127,594
    2,107,512   Propex Fabrics, Inc. Term Loan B, 8.36%
                  due 7/31/2012                                       2,112,781
                Trimas Corp.:
      937,500       Letter of Credit, 8.08% due 8/02/2013               949,805
    4,052,344       Term Loan B, 8.096% - 8.11%
                    due 8/02/2013                                     4,105,531
                                                                 --------------
                                                                     24,113,702

Packaging--1.9%

    3,038,177   Anchor Glass Container Corp. Term Loan B,
                  7.61% - 7.614% due 5/03/2013                        3,030,582
   10,780,000   Graham Packaging Co. LP Term Loan B, 7.625%
                  due 10/07/2011                                     10,892,608
    1,428,571   Graham Packaging Second Lien Term Loan B,
                  9.625% due 4/07/2012                                1,441,429
                                                                 --------------
                                                                     15,364,619

Paper--2.4%

    3,757,448   Boise Cascade Holdings LLC Term Loan,
                  7.094% - 7.125% due 10/28/2011                      3,783,280
    2,970,000   Georgia-Pacific Corp. First Lien Term Loan,
                  7.345% - 7.364% due 2/14/2013                       2,995,987
    3,117,761   Graphic Packaging International, Inc. Term
                  Loan B, 7.82% - 7.86% due 8/08/2010                 3,153,812
    3,182,818   SP Newsprint Co. Tranche B-1 Credit Linked
                  Deposit, 5.32% due 1/09/2010                        3,182,818
                Smurfit-Stone Container Corp.:
    2,241,039       Deposit Account, 5.291% - 7.079%
                    due 11/01/2010                                    2,261,412
    1,698,760       Term Loan B, 7.325% due 11/01/2011                1,714,203
    2,323,097       Term Loan C, 7.325% due 11/01/2011                2,344,216
                                                                 --------------
                                                                     19,435,728

Retail--1.5%

    1,478,397   American Reprographics Co. Term Loan,
                  7.07% - 7.11% due 6/18/2009                         1,476,549
    2,000,000   Burlington Coat Factory Warehouse Corp. Term
                  Loan B, 7.61% due 4/15/2013                         2,000,820
    2,124,156   General Nutrition Centers, Inc. Tranche B Term
                  Loan, 8.07% due 12/05/2009                          2,132,122
      750,000   Mattress Giant Term Loan B, 7.61% - 7.64%
                  due 2/28/2014                                         750,000
    6,240,506   The Neiman Marcus Group, Inc. Term Loan,
                  7.595% - 7.603% due 4/06/2013                       6,308,765
                                                                 --------------
                                                                     12,668,256



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Schedule of Investments (continued)
                                              Master Senior Floating Rate Trust


         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Service--3.9%

  $ 2,001,702   Alliance Laundry Systems LLC Term Loan,
                  7.57% - 7.60% due 1/27/2012                    $    2,016,715
                Allied Waste North America, Inc.:
    3,923,449       Term Loan, 7.11% - 7.17% due 1/15/2012            3,947,645
    1,742,089       Tranche A Credit Linked Deposit, 7.072%
                    due 1/15/2012                                     1,753,704
      250,000   Brickman Group, Inc. Term Loan,
                  7.36% - 7.399% due 1/23/2014                          251,094
    1,500,000   Brock Holdings Term Loan, 7.32% due 2/28/2014         1,514,532
    5,820,750   Buhrmann USA, Inc. Term Loan C,
                  7.108% - 7.111% due 12/23/2010                      5,831,664
    4,528,409   Clarke American Term Loan B, 8.57% - 8.63%
                  due 12/15/2011                                      4,551,051
    2,000,000   Pearson Government Solutions Term Loan B,
                  7.61% due 2/28/2013                                 2,025,000
    2,970,223   RGIS Inventory Specialists First Lien Term
                  Loan B, 7.864% due 12/31/2012                       2,968,366
    1,500,000   RiskMetrics Group Holdings LLC Term Loan,
                  7.595% due 1/15/2014                                1,515,000
                US Investigations Services:
    1,112,705       Term Loan C, 7.87% due 10/14/2012                 1,120,355
    2,959,795       Tranche B Term Loan, 7.87% due 10/14/2012         2,980,144
                United Rentals, Inc.:
      726,495       Term Loan, 7.32% due 2/14/2011                      734,214
      329,825       Tranche B Credit Linked Deposit, 7.322%
                    due 2/14/2011                                       333,329
                                                                 --------------
                                                                     31,542,813

Steel--0.1%

      500,000   McJunkin Corp. Term Loan, 7.595%
                  due 1/30/2014                                         505,000

Telecommunications--1.3%

    7,998,750   Consolidated Communications, Inc. Term Loan D,
                  7.36% - 7.364% due 10/14/2011                       8,023,746
      500,000   Kentucky Data Link Inc. Term Loan B, 7.57%
                  due 2/28/2015                                         503,750
    2,000,000   Time Warner Telecom Term Loan, 7.32%
                  due 10/31/2013                                      1,995,626
                                                                 --------------
                                                                     10,523,122

Transportation--0.3%

    2,856,723   Sirva Worldwide Tranche B Term Loan,
                  11.57% - 11.60% due 12/01/2010                      2,825,299

Utility--3.1%

    2,000,000   AES Corp. Term Loan, 7.19% - 7.50%
                  due 4/30/2008                                       2,002,500
                Calpine Corp.:
    3,117,021       Second Priority Debtor in Possession
                    Term Loan, 9.364% due 12/20/2007                  3,142,995
    4,136,670       Term Loan B, 7.62% due 12/20/2007                 4,149,598
    2,605,080   Cogentrix Delaware Holdings, Inc. Term Loan,
                  6.87% due 4/15/2012                                 2,609,964
                Generac Portable Products, Inc.:
    1,500,000       Second Lien Term Loan,11.36%
                    due 5/15/2014                                     1,496,250
      990,000       Term Loan, 7.86% due 11/15/2013                     991,856
                KGen Partners:
      750,000       Letter of Credit, 6.07% due 2/15/2014               753,281
    1,250,000       Term Loan B, 6.07% due 2/15/2014                  1,255,469
      951,785   LSP Kendall Energy Term Loan, 7.364%
                  due 10/07/2013                                        947,423



         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Utility (concluded)

                La Paloma:
  $   119,561       Delay Draw Term Loan, 7.114%
                    due 8/16/2012                                $      119,660
      262,295       Letter of Credit, 7.07% due 8/16/2012               262,514
    2,000,000       Second Lien Term Loan, 8.864%
                    due 8/16/2013                                     2,015,000
    1,501,208       Term Loan, 7.114% due 8/16/2012                   1,456,172
                MACH Gen LLC:
       70,313       Letter of Credit, 7.323% due 2/22/2014               70,664
      679,688       Term Loan, 7.36% due 2/22/2014                      682,576
    2,750,000   Metcalf Energy Center LLC Tranche 1 Term Loan,
                  8.36% due 5/20/2010                                 2,763,750
      500,000   Thermal North America, Inc. Letter of Credit,
                  8.07% due 10/31/2008                                  505,000
                                                                 --------------
                                                                     25,224,672

Wireless Communications--1.0%

    2,941,667   Centennial Cellular Operating Co. Term Loan,
                  7.36% - 7.614% due 2/09/2011                        2,967,406
    5,000,000   West Corp. Term Loan, 7.735% - 7.763%
                  due 10/31/2013                                      5,040,970
                                                                 --------------
                                                                      8,008,376

                Total Senior Secured Floating Rate Loan
                Interests (Cost--$659,377,705)--80.8%               660,507,467



                Corporate Bonds

Automotive--0.1%

      750,000   Ford Motor Credit Co., 9.81% due 4/15/2012 (a)          811,105

Cable--U.S.--1.3%

   10,000,000   Intelsat Bermuda Ltd., 8.872%
                  due 1/15/2015 (a)(j)                               10,237,500
      210,000   PanAmSat Corp., 9% due 6/15/2016 (j)                    230,475
                                                                 --------------
                                                                     10,467,975

Chemicals--1.5%

    5,992,000   GEO Specialty Chemicals, Inc.,13.86%
                  due 12/31/2009 (i)                                  4,943,400
    6,255,000   Nova Chemicals Corp., 8.502%
                  due 11/15/2013 (a)                                  6,255,000
      827,140   PCI Chemicals Canada, Inc.,10%
                  due 12/31/2008                                        849,886
                                                                 --------------
                                                                     12,048,286

Diversified Media--0.0%

      250,000   Universal City Florida Holding Co. I,10.11%
                  due 5/01/2010 (a)                                     258,750

Gaming--0.4%

    3,300,000   Galaxy Entertainment Finance Co. Ltd.,10.354%
                  due 12/15/2010 (a)(j)                               3,498,000

Information Technology--0.5%

    3,850,000   SunGard Data Systems, Inc. 9.90%
                  due 8/15/2013 (a)                                   4,023,250



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Schedule of Investments (concluded)
                                              Master Senior Floating Rate Trust


         Face
       Amount   Corporate Bonds                                        Value

Paper--2.1%

  $ 6,000,000   Ainsworth Lumber Co. Ltd., 9.364%
                  due 4/01/2013 (a)                              $    4,680,000
      250,000   Boise Cascade LLC, 8.235% due 10/15/2012 (a)            250,000
      650,000   NewPage Corp.,11.61% due 5/01/2012 (a)                  708,500
   11,400,000   Verso Paper Holdings LLC, 9.11%
                  due 8/01/2014 (a)(j)                               11,742,000
                                                                 --------------
                                                                     17,380,500

Telecommunications--1.2%

    9,500,000   Qwest Communications International, Inc.,
                  8.86% due 2/15/2009 (a)                             9,595,000
      275,000   Qwest Corp., 8.605% due 6/15/2013 (a)                   300,094
                                                                 --------------
                                                                      9,895,094

Wireless Communications--0.0%

      250,000   Rogers Wireless Communications, Inc., 8.48%
                  due 12/15/2010 (a)                                    255,000

                Total Corporate Bonds
                (Cost--$62,161,725)--7.1%                            58,637,960



       Shares
         Held   Common Stocks

Chemicals--0.0%

       39,151   GEO Specialty Chemicals, Inc. (d)(j)                     39,151

Steel--0.0%

       51,714   Acme Package Corp. Senior Holdings (d)(h)                     1

                Total Common Stocks
                (Cost--$0)--0.0%                                         39,152



       Shares
         Held   Warrants (f)                                           Value

Paper--0.0%

           57   Cellu Tissue Holdings, Inc.
                  (expires 5/08/2007)                            $            0

Utility--0.0%

        9,115   Reliant Resources (expires 10/25/2008)                   91,150

                Total Warrants
                (Cost--$0)--0.0%                                         91,150



   Beneficial
     Interest   Other Interests (b)

Health Care--0.0%
  $    14,398   MEDIQ Inc. (Preferred Stock Escrow)                           0

                Total Other Interests
                (Cost--$0)--0.0%                                              0



                Short-Term Securities

 $113,817,253   BlackRock Liquidity Series, LLC Cash Sweep
                  Series, 5.33% (c)(g)                              113,817,253

                Total Short-Term Securities
                (Cost--$113,817,253)--13.9%                         113,817,253

Total Investments (Cost--$835,356,683**)--101.8%                    833,092,982
Liabilities in Excess of Other Assets--(1.8%)                      (14,919,721)
                                                                 --------------
Net Assets--100.0%                                               $  818,173,261
                                                                 ==============


  * Senior Secured Floating Rate Loan Interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

 ** The cost and unrealized appreciation (depreciation) of investments, as of February 28, 2007, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                $     835,509,728
                                                  =================
    Gross unrealized appreciation                 $       5,200,681
    Gross unrealized depreciation                       (7,617,427)
                                                  -----------------
    Net unrealized depreciation                   $     (2,416,746)
                                                  =================

(a) Floating rate security.

(b) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(c) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Issue                                       Activity          Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                      $29,449,829       $1,368,583


(d) Non-income producing security.

(e) As a result of bankruptcy proceedings, the issuer did not repay the principal amount of the security upon maturity.

(f) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(g) Represents the current yield as of February 28, 2007.

(h) Restricted security as to resale, representing 0.0% of net assets, was as follows:


                                          Acquisition
    Issue                                     Date         Cost       Value

    Acme Package Corp. Senior Holdings     11/25/2002     $   --      $   1


(i) Convertible security.

(j) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

  o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

    See Notes to Financial Statements.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007


Statement of Assets and Liabilities                                                             Master Senior Floating Rate Trust

As of February 28, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (identified cost--$721,539,430)                           $   719,275,729
       Investments in affiliated securities, at value (identified cost--$113,817,253)                                 113,817,253
       Cash                                                                                                               605,241
       Receivables:
           Interest                                                                            $     6,960,409
           Securities sold                                                                           3,997,160
           Contributions                                                                             3,348,554
           Principal paydowns                                                                          448,645
           Commitment fees                                                                              36,347         14,791,115
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   90,204
                                                                                                                  ---------------
       Total assets                                                                                                   848,579,542
                                                                                                                  ---------------

Liabilities

       Unfunded loan commitment                                                                                           403,754
       Payables:
           Securities purchased                                                                     29,253,438
           Investment adviser                                                                          589,602
           Other affiliates                                                                              7,410         29,850,450
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             152,077
                                                                                                                  ---------------
       Total liabilities                                                                                               30,406,281
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   818,173,261
                                                                                                                  ===============

Net Assets Consist of

       Investors' capital                                                                                         $   820,788,456
       Unrealized depreciation--net                                                                                   (2,615,195)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   818,173,261
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007


Statement of Operations                                                                         Master Senior Floating Rate Trust

For the Six Months Ended February 28, 2007 (Unaudited)
Investment Income

       Interest (including $1,368,583 from affiliates)                                                            $    33,785,040
       Facility and other fees                                                                                            407,319
                                                                                                                  ---------------
       Total income                                                                                                    34,192,359
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     3,936,153
       Accounting services                                                                             132,763
       Loan interest expense                                                                           105,389
       Professional fees                                                                               100,913
       Custodian fees                                                                                   28,808
       Trustees' fees and expenses                                                                      19,947
       Pricing fees                                                                                      8,174
       Printing and shareholder reports                                                                  1,197
       Other                                                                                            13,508
                                                                                               ---------------
       Total expenses                                                                                                   4,346,852
                                                                                                                  ---------------
       Investment income--net                                                                                          29,845,507
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized loss on investments--net                                                                             (33,458,177)
       Change in unrealized depreciation on:
           Investments--net                                                                         36,858,012
           Unfunded corporate loans--net                                                              (18,147)         36,839,865
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                          3,381,688
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    33,227,195
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007


Statements of Changes in Net Assets                                                             Master Senior Floating Rate Trust

                                                                                               For the Six           For the
                                                                                               Months Ended         Year Ended
                                                                                            February 28, 2007       August 31,
Increase (Decrease) in Net Assets:                                                             (Unaudited)             2006
Operations

       Investment income--net                                                                  $    29,845,507    $    59,752,417
       Realized loss--net                                                                         (33,458,177)        (1,597,921)
       Change in unrealized depreciation--net                                                       36,839,865        (7,721,712)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         33,227,195         50,432,784
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                  34,589,931         66,317,763
       Fair value of withdrawals                                                                 (175,553,905)      (223,659,634)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                              (140,963,974)      (157,341,871)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (107,736,779)      (106,909,087)
       Beginning of period                                                                         925,910,040      1,032,819,127
                                                                                               ---------------    ---------------
       End of period                                                                           $   818,173,261    $   925,910,040
                                                                                               ===============    ===============

       See Notes to Financial Statements.



Financial Highlights                                                                            Master Senior Floating Rate Trust

                                                  For the Six
The following per share data and ratios          Months Ended,
have been derived from information             February 28, 2007                For the Year Ended August 31,
provided in the financial statements.             (Unaudited)      2006        2005          2004         2003          2002
Total Investment Return

Total investment return                             4.11%++         5.37%         5.78%        10.15%        11.07%       (4.66%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses, excluding interest expense                 1.02%*         1.03%         1.01%         1.02%         1.04%         1.09%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Expenses                                             1.05%*         1.04%         1.01%         1.02%         1.05%         1.12%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                               7.20%*         6.22%         4.52%         3.81%         4.80%         5.31%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Leverage

Amount of borrowings outstanding,
end of period (in thousands)                             --            --            --            --            --   $    13,000
                                                ===========   ===========   ===========   ===========   ===========   ===========
Average amount of borrowings outstanding
during the period (in thousands)                $     4,586   $     1,932            --            --   $     3,187   $     3,959
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $   818,173   $   925,910   $ 1,032,819   $ 1,052,881   $   942,878   $   182,205
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   18.14%        54.38%        52.92%        76.45%        56.56%        36.77%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Notes to Financial Statements (Unaudited)     Master Senior Floating Rate Trust


1. Significant Accounting Policies:

Master Senior Floating Rate Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present fair statements of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Loan participation interests--The Trust primarily invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at the time of acquisition by the Trust, which Trust management believes equals or exceeds the principal amount of the Loan Interests. The Trust may invest up to 20% of its total assets in loans made on an unsecured basis. Because agents, banks and intermediate participants from whom the Trust purchases the loan interest are primarily financial institutions, the Trust's investment in Loan Interests at February 28, 2007 could be considered to be concentrated in the industry group consisting of financial institutions.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Trustees. As of October 2, 2006, loan interests will be valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from the Loan Pricing Corporation. Previously, floating rate loan interests were valued at the mean between the last available bid and asked prices as obtained from the same pricing source. This change has no significant effect on the valuation of these loans. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for the Loan Interests, BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. will value the Loan Interests at fair value, which is intended to approximate market value.

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Securities that are held by the Trust that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions in securities traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions in securities traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Trust writes an option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Trust are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based upon the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements will be valued at cost plus accrued interest.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Notes to Financial Statements (continued)     Master Senior Floating Rate Trust


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Board of Trustees.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Swaps--The Trust may enter into swap agreements, which are OTC contracts in which the Trust and counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains and losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Trust typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Notes to Financial Statements (continued)     Master Senior Floating Rate Trust


(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Trust's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Trust's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Trust's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006 and the investment advisory fee is unchanged. Prior to September 29, 2006, FAM was the Fund's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .95% of the average daily value of the Trust's net assets. In addition, the Manager has entered into a Sub-Advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid by the Trust to the Manager.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of Merrill Lynch or its affiliates. Pursuant to that order, the Trust has retained BlackRock Investment Management, LLC ("BIM") an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, (MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company advised by the Manager or in registered money market funds advised by the Manager or its affiliates.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Notes to Financial Statements (concluded)     Master Senior Floating Rate Trust

For the six months ended February 28, 2007, the Trust reimbursed FAM and the Manager $1,534 and $7,669, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and trustees of the Trust were officers and directors of FAM, PSI, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended February 28, 2007 were $142,696,858 and $251,598,505, respectively.


4. Unfunded Loan Commitments:
As of February 28, 2007, the Trust had unfunded loan commitments of approximately $26,741,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                         (in Thousands)

                                                               Value of
                                                Unfunded     Underlying
Borrower                                      Commitment           Loan

Calpine Corp.                                     $3,266         $3,258
MEG Engery Corp.                                  $1,250         $1,242
Maguire Properties, LP                            $5,000         $5,001
Trump Entertainment Resorts Holdings LP
   Revolving Line of Credit                       $5,000         $4,850
Trump Entertainment Resorts Holdings LP
   Term Loan B-1                                  $2,475         $2,495
Venetian Macau U.S. Finance Co., LLC
   Term Loan B                                    $3,750         $3,761
Vought Aircraft Industries, Inc.                  $6,000         $5,730



5. Short-Term Borrowings:
The Trust, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Trust pays a commitment fee of .06% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement.

The weighted average annual interest rate was 4.63% and the average borrowing was approximately $4,586,000 for the six months ended February 28, 2007.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                     FEBRUARY 28, 2007



Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of February 28, 2007.

           (a)(1) The Fund is managed by a team of investment professionals that is responsible for the day-to-day management of the Fund's portfolio. The lead members of this team are Mark J. Williams, Managing Director at BlackRock, and Kevin J. Booth, Managing Director at BlackRock. Mr. Williams and Mr. Booth each has been a portfolio manager of the Fund since 2006. Mr. Williams is responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Booth is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.

           Mr. Williams is the head of BlackRock's bank loan group and a member of the Investment Strategy Group. His primary responsibility is originating and evaluating bank loan investments for the firm's collateralized bond obligations. He is also involved in the evaluation and sourcing of mezzanine investments. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group. In that capacity he was responsible for structuring proprietary middle market leveraged deals and sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. From 1984 until 1990, Mr. Williams worked in PNC Bank's Philadelphia office in a variety of marketing and corporate finance positions.

           Mr. Booth is a member of BlackRock's bank loan group. He joined BlackRock in 2006. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2006 and a member of MLIM's bank loan group from 2000 to 2006. He was a Director of MLIM from 2000 to 2006 and was a Vice President of MLIM from 1994 to 2000. He has been portfolio manager with BlackRock or MLIM since 2000.

           (a)(2) As of February 28, 2007:


                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                           Other
       (i) Name of       Registered     Other Pooled                     Registered    Other Pooled
       Portfolio         Investment      Investment         Other        Investment     Investment      Other
       Manager           Companies        Vehicles         Accounts      Companies       Vehicles      Accounts
       Kevin J.
       Booth                      9                 2             1            0                  2          0
                   $  5,040,067,098   $   529,770,486  $   56,698,833    $     0    $   529,770,486    $     0

       Mark J.
       Williams                   8                18               1          0                 10          0
                   $  4,287,935,906   $ 6,003,278,704  $  158,013,679    $     0    $ 3,985,661,008    $     0

           (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of February 28, 2007:

                Compensation Program
                BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

                Base Compensation
                Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

                Discretionary Compensation
                In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

                Long-Term Retention and Incentive Plan (LTIP)
                The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

                Deferred Compensation Program
                A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers was paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

                Options and Restricted Stock Awards
                While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

                Incentive Savings Plans
                BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of
           the stock on the purchase date.   Annual participation in the ESPP
           is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

                Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns and income generation, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Registrant, these benchmarks are the same as the benchmark or benchmarks against which the investment performance, including risk-adjusted returns and income generation, of the Registrant or other accounts are measured. A group of BlackRock, Inc.'s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager.

                The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark's return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

           (a)(4) Beneficial Ownership of Securities. As of February 28, 2007, Messrs. Booth and Williams do not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Senior Floating Rate Fund, Inc. and Master Senior Floating Rate Trust


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Senior Floating Rate Fund, Inc. and
       Master Senior Floating Rate Trust


Date: April 23, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Senior Floating Rate Fund, Inc. and
       Master Senior Floating Rate Trust


Date: April 23, 2007


By:    /s/ Donald C. Burke,
       --------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Senior Floating Rate Fund, Inc. and
       Master Senior Floating Rate Trust


Date: April 23, 2007